Exhibit 10.9

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of March 24, 2005, is made between each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”), in favor of General Electric Capital Corporation (“GECC”), as U.S. collateral agent (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) for the benefit of itself and the U.S. Secured Parties.

W I T N E S S E T H:

WHEREAS pursuant to the terms of that certain Credit Agreement, dated as of March [—], 2005 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Progress Rail Services Holdings Corp. (the “Parent”), each of Parent’s domestic subsidiaries identified on the signature pages thereof (the Parent and such subsidiaries, collectively, the “U.S. Borrowers”), Progress Rail Canada Corporation, Progress Rail Transcanada Corporation (the “Canadian Borrowers”; the Canadian Borrowers and the U.S. Borrowers, collectively, the “Borrowers”), GECC, as U.S. Administrative Agent, GE Capital Finance Holding Co., as Canadian Administrative Agent, the Lenders and the other parties thereto, the U.S. Administrative Agent, the Canadian Administrative Agent, the Lenders and the other parties thereto have agreed to extend credit and make certain financial accommodations to the Borrowers;

WHEREAS pursuant to that certain Domestic Pledge and Security Agreement, of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), between Grantors and Collateral Agent, each Grantor has granted to the Collateral Agent a security interest and continuing lien on al1 of such Grantor’s right, title and interest in, to and under all Collateral, including the Patent Collateral (as defined below), and all Collateral in each case whether now owned or existing or hereafter acquired or arising and wherever located to secure the prompt and complete payment and performance of all Secured Obligations (as defined in the Security Agreement) including the obligations of the Borrowers under the Credit Agreement; and

WHEREAS pursuant to the Credit Agreement, the Grantors are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuing Banks, and the Administrative Agents to enter into the Credit Agreement and to induce the Lenders and the Issuing Banks to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

Section 1.              Defined Terms

Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

Section 2.              Grant of Security Interest in Patents

Each Grantor hereby grants to the Collateral Agent a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under the following

Collateral of such Grantor, in each case whether owned or existing or hereafter acquired or arising and wherever located (collectively, the “Patent Collateral”):

(i)            all of its Patents and all Intellectual Property Licenses providing for the grant by or to such Grantor of any right under any Patent, including, without limitation, those referred to on Schedule 1 hereto;

(ii)           all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and

(iii)          all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

Section 3.              Security for Obligations

This Agreement secures, and the Patent Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Secured Obligations.

Section 4.              Security Agreement

The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

Section 5.              Grantor Remains Liable

Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall remain liable for all obligations under the Collateral, and shall assume full and complete responsibility for the prosecution, defense, enforcement or any other reasonably necessary or desirable actions in connection with their Patents and Intellectual Property Licenses subject to a security interest hereunder.

Section 6.              Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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Section 7.              Governing Law

This agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

FM INDUSTRIES, INC.

By:	/s/ William P. Ainsworth
Name: William P. Ainsworth
Title: President and Chief Executive Officer

CHEMETRON RAILWAY PRODUCTS, INC.

By:	/s/ William P. Ainsworth
Name: William P. Ainsworth
Title: Chief Executive Officer

PROGRESS VANGUARD CORPORATION

By:	/s/ William P. Ainsworth
Name: William P. Ainsworth
Title: President

PROGRESS RAIL SERVICES CORPORATION

By:	/s/ William P. Ainsworth
Name: William P. Ainsworth
Title: President and Chief Executive Officer

ACCEPTED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION,
as U.S. Collateral Agent

By:	/s/ Edward N. Parkes, IV
Name: Edward N. Parkes, IV
Title: Vice President

ACKNOWLEDGEMENT OF GRANTOR

STATE OF ALABAMA	)
) SS.
COUNTY OF MARSHALL	)

On this 18th day of March, 2005 before me personally appeared William P. Ainsworth, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of FM INDUSTRIES, INC., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Julie A. Ming
Notary Public

ACKNOWLEDGEMENT OF GRANTOR

STATE OF ALABAMA	)
) SS.
COUNTY OF MARSHALL	)

On this 18th day of March, 2005 before me personally appeared William P. Ainsworth, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of CHEMETRON RAILWAY PRODUCTS, INC., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Julie A. Ming
Notary Public

ACKNOWLEDGEMENT OF GRANTOR

STATE OF ALABAMA	)
) SS.
COUNTY OF MARSHALL	)

On this 18th day of March, 2005 before me personally appeared William P. Ainsworth, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of PROGRESS VANGUARD CORPORATION, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Julie A. Ming
Notary Public

ACKNOWLEDGEMENT OF GRANTOR

STATE OF ALABAMA	)
) SS.
COUNTY OF MARSHALL	)

On this 18th day of March, 2005 before me personally appeared William P. Ainsworth, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of PROGRESS RAIL SERVICES CORPORATION, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Julie A. Ming
Notary Public

SCHEDULE I

TO

PATENT SECURITY AGREEMENT

A.                                   PATENTS

[Include Issued Number and Date]

B.                                     PATENT APPLICATIONS
[Include Application Number and Date]

C.                                     INTELLECTUAL PROPERTY LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

SCHEDULE I

TO

PATENT SECURITY AGREEMENT

Party	Patent	Filing Date	Registration No.

Progress Rail Services Corporation	Ballast Removing Apparatus	US; March 31, 1986	4,674,208
Progress Rail Services Corporation	Method and Apparatus for Conditioning Ballast Along a Railroad Track	US; March 31, 1986	4,705,115
Progress Rail Services Corporation	Railway Track Tamping Machine	US; January 22, 1987	4,744,304
Progress Rail Services Corporation	Sliding Joint for Welded Rail Sections	US; July 13, 1987	4,785,994
Progress Rail Services Corporation	Adzer Cribber	US; January 23, 1989	4,848,426
Progress Rail Services Corporation	Tie Plate Placer	US; May 31, 1996	5,655,455
Progress Rail Services Corporation	Three-Piece Bridge Joint	US; August 7, 2001	6,363,564
Progress Rail Services Corporation	Rail Expansion Joint	US; August 8, 2000	6,393,644
Progress Rail Services Corporation	Railway Frog Wear Component	US; October 8, 2002	6,732,980
Progress Rail Services Corporation	Rail Switch Brace	US; September 23, 2002	6,758,406
Progress Rail Services Corporation	Bridge Joint	US; September 15, 2003	10/662,787
Progress Rail Services Corporation	Bridge Joint	Canada; March 13, 2001	2,340,554
Progress Rail Services Corporation	Three-Piece Bridge Joint	Canada; March 14, 2002	2,376,813
Progress Rail Services Corporation	Rail Switch Blade	Canada; September 11, 2003	2,440,652
Progress Rail Canada Corporation	Improved Electroplating Method and Apparatus	Canada; October 7, 1998	2,249,970
Progress Vanguard Corporation	Electroplating Method and Apparatus	US; July 24, 1998	6,143,156
Chemetron Railway Products, Inc.	Rail Fastening Assemblies	US; April 30, 1986	4,715,534
Chemetron Railway Products, Inc.	Method and Apparatus for Flash Butt Welding Railway Rails	US; January 8, 1992	5,270,514

Schedule I to Patent Security Agreement

Party	Patent	Filing Date	Registration No.

Chemetron Railway Products, Inc.	Method and Apparatus for Controlling Forging Force During Flash Butt Welding of Railway	US; June 12, 1998	6,163,003
Chemetron Railway Products, Inc.	Rail Head Inductor	Canada; December 3, 1985	1,254,953
FM Industries, Inc.	Railway Cushioning Apparatus	US; September 25, 1986	4,739,889
FM Industries, Inc.	Repair of Railway Cushioning Apparatus	US; September 25, 1986	4,741,085
FM Industries, Inc.	Double Acting Piston Shock Absorber	US; September 10, 1993	5,388,711
FM Industries, Inc.	Rail Car Cushion Unit	US; August 27, 1993	5,415,303
FM Industries, Inc.	Single Acting Sliding Sill Cushioning Unit	US; October 7, 1994	5,551,581
FM Industries, Inc.	Cushioning Device with Preload Neutral Position	US; June 9, 1996	5,642,823
FM Industries, Inc.	Railcar Shock Absorber Backstop	US; January 9, 1997	5,762,214
FM Industries, Inc.	Hydraulic Impact Tool	US; January 8, 1997	5,839,419
FM Industries, Inc.	Internal Neutral Positioning Spring	US; July 28, 1998	6,237,733
FM Industries, Inc.	Backstop Casting	US; January 9, 1997	D389,093
FM Industries, Inc.	Railway Cushioning Apparatus	Canada; September 14, 1987	1,332,378
Progress Rail TransCanada	Compromise Rail	US; February 16, 2001	6,398,122
Progress Rail TransCanada	No Hand Compromise Rail	Canada; June 14, 2001	2,350,385